Exhibit 10.1

SBA Loan #	9793538508
SBA Loan Name	Westell, Inc.
Date	March 15, 2021
Loan Amount	1,637,522.00
Interest Rate	1.00% fixed
Borrower	Westell, Inc.
Lender	St. Charles Bank & Trust Company, N. A.
1. PROMISE TO PAY:
In return to the Loan, Borrower promises to pay to the order of Lender the amount of 1,637,522.00 , interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:
“Act” means collectively the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program Flexibility Act of 2020, the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, and any subsequent amendments thereof and regulations and guidelines promulgated thereunder.

“Deferment Period” means the period of time during which prepayments on this loan are deferred in accordance with the Act.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.    PAYMENT TERMS:
Borrower hereby authorizes the Lender (without prior notice to Borrower) to initiate automated clearing house (“ACH”) debit entries from any deposit account of Borrower maintained with Lender for any amount due under this Note when due and payable. Prior to the first payment due under this Note, Borrower may provide Lender with account information and authorization to allow Lender to initiate ACH debit entries from an account maintained by Borrower at a third-party financial institution. Borrower agrees that all payments due hereunder shall be made by ACH debit unless otherwise agreed to by Lender.
The payment terms for this Note are:
Deferment Period: There shall be no payments due by Borrower during the Deferment Period. However, interest shall accrue during the Deferment Period.
Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the applicable covered period as contemplated by the Act:
a. Payroll costs;
b.Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation);
c.Any payment on a covered rent obligation;
d.Any covered utility payment;
e.Any covered operations expenditures;
f.Any covered property damage costs;
g.Any covered supplier costs; or
h.Any covered worker protection expenditures.
The amount of loan forgiveness, if any, shall be determined in accordance with the Act.
Maturity: This Note will mature five years from date of first disbursement of this Loan.
Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the loan.
Commencing one (1) month after the expiration of the Deferment Period, and continuing on the same day of each month thereafter until the loan maturity, Borrower shall pay to Lender monthly payments of principal and accrued interest, with principal payments in such an amount as to fully amortize by the loan maturity the principal amount outstanding on this Note on the last day of the Deferment Period. Lender will notify Borrower in writing of the first payment due date and amount due prior to the first payment due date.
Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.
Loan Prepayment: Notwithstanding any provision in this Note to the contrary:
Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; and b. Pay all accrued interest. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.
Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the Loan proceeds for an unauthorized purpose.

4.DEFAULT:
Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:
A.Fails to do anything required by this Note and other Loan Documents;
B.Defaults on any other loan with Lender;
C.Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D.Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
F.Fails to pay any taxes when due;
G.Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H.Has a receiver or liquidator appointed for any part of their business or property;
I.Makes an assignment for the benefit of creditors;
J.Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
K.Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
L.Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrowers’ ability to pay this Note.
5.LENDER ’S RIGHTS IF THERE IS A DEFAULT:
Without notice or demand and without giving up any of its rights, Lender may:
A.Require immediate payment of all amounts owing under this Note;
B.Collect all amounts owing from any Borrower, including Enforcement Costs (as defined in 9(G) of this Note); or
C.Take any action necessary to collect amounts owing on this Note.
6.LENDER’S GENERAL POWERS:
Without notice and without Borrower’s consent, Lender may:
A.Release anyone obligated to pay this Note;
B.Incur Enforcement Costs; or
C.Take any action necessary to collect amounts owing on this Note.
7.WHEN FEDERAL LAW APPLIES:
When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.SUCCESSORS AND ASSIGNS:
Under this Note, Borrower includes the successors of Borrower, and Lender includes its successors and assigns.
9.GENERAL PROVISIONS:
A.Borrower waives all suretyship defenses.
B.Borrower must sign all documents necessary at any time to comply with the Loan Documents.
C.Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
D.Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
E.If any part of this Note is unenforceable, all other parts remain in effect.
F.To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.
G.Borrower agrees to pay all costs, legal expenses, and reasonable attorneys’ fees, paid or incurred by the Lender (collectively “Enforcement Costs”) in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the United States Bankruptcy Code, or in defending against any defense, cause of action, counterclaim, setoff or cross-claim based on any act of commission or omission by the Lender with respect to this Note promptly on demand of the Lender.
10.PAYCHECK PROTECTION PROGRAM PROVISIONS:
A.Payment, as set forth in Section 3 above, shall be deferred as prescribed by the Act.
B.Interest on the Loan will accrue as described in Section 3 for the duration of any deferral.
C.Borrower may apply for forgiveness of certain amounts under this Note as set forth in the Act.
.
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By signing below, each individual or entity becomes obligated under this Note as Borrower.
BORROWER:
Westell, Inc.
___________________________________________
By: /s/Timothy Duitsman
Name: Timothy Duitsman
Its: CEO

By: ________________________________
Name: ______________________________
Its:__________________________________

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made between _______Westell, Inc. (“Borrower”), and St. Charles Bank & Trust Company, N.A. (“Lender”).

The U.S. Small Business Administration (“SBA”) has authorized a guaranty of a loan from Lender to Borrower (“Loan”) having 2021 SBA Loan Number 9793538508_. In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:
1.Subject to the terms and conditions of the SBA’s Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA and the program requirements of the SBA’s Paycheck Protection Program, as set out in the Coronavirus Aid, Relief, and, Economic Security Act, the Paycheck Protection Program Flexibility Act of 2020, the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, and any subsequent amendments thereof and regulations and guidelines promulgated thereunder (collectively, the “Act”), Lender agrees to make the Loan if Borrower complies with the following “Borrower Requirements.” Borrower must:
a.Provide Lender with all certifications, documents or other information Lender requests from Borrower or any third party;
b.Execute a note (“Note”) and any other documents required by Lender (“Loan Documents”); and
c.Do everything necessary for Lender to comply with the terms and conditions of the Act.
2.The terms and conditions of this Agreement:
a.Are binding on Borrower and Lender and their successors and assigns; and
b.Will remain in effect after the closing of the Loan.
3.Failure to abide by any of the Borrower Requirements will constitute an event of default under the Note and other Loan Documents.
4.Borrower further certifies to Lender as follows:
a.Each of the answers provided and certifications made or required to be made by Borrower in the application submitted to Lender under the Act in connection with the Loan (“Application”) remains true, accurate and complete, and Borrower shall comply with all such certifications. The certifications made or required to be made by Borrower in the Application are incorporated by reference herein as if fully set forth herein.
b.Documentation verifying all the information required in support of Borrower’s application for Loan forgiveness shall be collected for the applicable covered period as contemplated by the Act and will be submitted to Lender if required under the Act or requested by Lender.
c.The information provided in this Agreement and Borrower’s Application, and the information provided in all supporting documents and forms is true and accurate in all material respects. Borrower understands that knowingly making a false statement to obtain a guaranteed loan from the SBA is punishable under the law, including: (i) under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; (ii) under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, (iii) if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.
d.Borrower has the right and power and is duly authorized to execute and deliver each Loan Document to which it is a party and to perform and observe the provisions of the Loan Documents to which it is a party; Borrower is duly authorized to borrow monies hereunder; the individual(s) executing the Loan Documents on behalf of Borrower has been duly authorized to execute the Loan Documents on behalf of Borrower. The execution, delivery and performance by Borrower of each Loan Document to which it is a party, and the borrowings by the Borrower hereunder, do not and will not (a) require any consent or approval of any Governmental Authority or agency (other than any consent or approval that has been obtained and is in full force and effect), or (b) conflict with, violate, result in any breach of any of the provisions of, or constitute a default under, (i) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award that is applicable to or binding on any Borrower, (ii) the charter, by-laws or other organizational documents of Borrower or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, that is binding upon any Borrower.
e.Borrower is eligible to receive the Loan under the rules that have been issued by the SBA implementing the Paycheck Protection Program under the Act. Borrower shall comply with all rules and regulations of the Paycheck Protection Program in existence at the time of the Loan and thereafter promulgated.
f.Borrower understands and acknowledges that forgiveness of the Loan is only available for principal that is used for the limited purposes that qualify for forgiveness under the Paycheck Protection Program under the Act. Forgiveness is not automatic, and Borrower must request forgiveness and may need to provide Lender with documentation in accordance with the rules and regulations implementing the Paycheck Protection Program. Borrower understands and acknowledges that Borrower shall remain responsible under the Loan for any amounts not forgiven. Borrower acknowledges that it is not relying on Lender for its understanding of the Paycheck Protection Program requirements for forgiveness.
g.Borrower acknowledges and agrees that Borrower’s liability under the Note for the Loan will continue with respect to any amounts the SBA may pay Lender based on an SBA guarantee of the Note. Any agreement between the Lender and SBA under which SBA may guarantee the Note does not create any third party rights or benefits for Borrower, and regardless if SBA pays Lender under any such agreement, SBA or Lender may seek recovery from Borrower of all amounts due on the Loan under the Note.
5.Borrower has received a copy of the Equal Employment Opportunity Poster (SBA Form 722), and will display such poster at Borrower’s place of business where it is clearly visible to employees, job applicants, and the general public.
6.Borrower understands, acknowledges and agrees that Lender is relying solely on Borrower’s representations, warranties, certifications, confirmations or other statements of, and information from, the Borrower and/or any of its affiliates, officers, directors, owners, principals, agents, and/or controlling persons as to the Borrower, its business or activities, its eligibility for the proposed Loan, its use of the proceeds or any other benefits of the Loan, the existence of any hardship or other condition, the eligibility of the Borrower for forgiveness of all or any portion of the Loan, the amount of any Loan forgiveness, or any other matters of compliance with the Act or SBA requirements without limitation or without Lender’s examination of any other information not included in the Borrower’s Application which may be in Borrower’s possession.
7.Waiver; Amendments. No failure or delay on the part of the Lender in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power, privilege or remedy preclude other or further exercise thereof, or the exercise of any other right, power, privilege or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender (and in the case of an amendment, the Borrower), and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
8.Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrower and rights of the Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.
9.Waiver of Class Actions. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Borrower, its subsidiaries and affiliates, on the one hand, and the Lender, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS
ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.
10.INDEMNIFICATION BY THE BORROWER. IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE LENDER AND THE AGREEMENT TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, THE BORROWER HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD THE LENDER AND EACH OF THE LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, LENDER AGENTS AND OTHER AGENTS (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) THE LENDER’S ACTIONS ARISING FROM OR RELATED TO THE ACT, AND (B) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE BORROWER HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES THAT IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION SHALL SURVIVE REPAYMENT OF THE LOAN, CANCELLATION OF THE NOTE, OR ANY MODIFICATION, RELEASE, DISCHARGE OR TERMINATION OF, ANY OR ALL OF THIS AGREEMENT.

11.FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
12.WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A
JURY.
13.Change of Ownership. Certain Changes of Ownership as defined in SBA Procedural Notice 5000-20057 dated October 2, 2020, may require SBA approval. Where SBA approval is required, such approval may take sixty (60) or more days to obtain, and Lender will not provide consent to a Change of Ownership prior to receiving SBA approval. Lender shall not be responsible for providing consent to a Change in Ownership by any particular date. It shall be Borrower’s responsibility to provide Lender with enough advance written notice and all necessary information in order to obtain SBA approval and Lender consent prior to closing the transaction. As a condition to Lender’s consent to the Change in Ownership, an escrow may need to be established, and Borrower agrees to pay any fees of the escrow agent and any Lender fees and costs, including reasonable attorneys’ fees, related to the establishment of the escrow.
14.Agent Fees. To the extent Borrower has contracted with an agent as defined in the Act (including, but not limited to, attorneys, accountants, consultants, loan brokers and/or other individuals or other parties), Borrower acknowledges and agrees that (i) Borrower is responsible for payment of any fees owed to Borrower’s agent; and (ii) Borrower may not use Loan proceeds to pay Borrower’s agent. Borrower further acknowledges and agrees that Lender shall only be responsible for paying fees to an agent for services for which the Lender directly contracts with the agent.
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Borrower:
Westell, Inc.___________
By:     /s/ Timothy Duitsman______________                 Date: March 15, 2021______
Name: Timothy Duitsman______________
Its: CEO_____________________________

Lender:

St. Charles Bank & Trust Company, N.A.

By:      /s/ Anthony Abbot                                Date: March 15, 2021_____
Name: Anthony Abbott
Its: Bank Officer

SBA Loan No.: 9793538508______________
SBA Loan Name: Westell, Inc.___________

ERRORS AND OMISSIONS AGREEMENT

In consideration of St. Charles Bank & Trust Company, N.A. (“Lender”) making a loan (“Loan”) to the undersigned (“Borrower”) pursuant to a Loan Agreement between Lender and Borrower dated as of even date herewith (“Loan Agreement”), Borrower hereby covenants and agrees as follows:
    1.    Upon the request of Lender, its successors or assigns, the undersigned agrees to:
(a)furnish and execute any documents required by Lender to verify the truth and accuracy of any information provided by Borrower in connection with the Loan including, but not limited to, income, employment, deposit and loan authorizations and verifications, income tax returns and contracts and settlement statements;
(b)execute any document that should have been signed at or before the closing, reexecute any document signed at or before the closing and execute any document that was incorrectly or incompletely drafted and signed at the closing, including, but not limited to, correction notes, and other correction instruments; and
(c)furnish any documents required by Lender and/or comply with any conditions, work and/or certifications set forth in the Loan application.
(d)furnish any additional documents or forms that may become required under subsequent guidance from the U.S. Small Business Administration or Department of Treasury regarding the repayment, administration, servicing, forgiveness, or other aspects of the Paycheck Protection Program.
2.The undersigned covenants, represents and agrees that all requests by Lender will receive the full cooperation of and compliance by the undersigned within ten (10) days of the making of the requests and the obligations hereunder shall survive the closing.
3.It is further agreed that the failure of Borrower to comply with the covenants, representations and agreements hereunder shall constitute an event of default under the note, Loan Agreement and other loan documents executed in connection with the Loan and shall entitle Lender, its successors or assigns, to any and all of the remedies available upon default under such documents.
4.This document may be signed in counterpart. Facsimile signatures will be treated as original signatures and have the full force and effect of an original signature.
5.Borrower consents to Lender, or Lender’s agent, adding document dates to the extent Borrower fails to date any of the Loan documents, and add exhibits, schedules or attachments to the extent they are consistent with the Loan Agreement and complete missing information or blanks within Loan documents or application documents for the Loan, to the extent such information is factually true, is consistent with the Loan Agreement and the inclusion of such information within such documents does not materially modify the legal obligations of Borrower nor materially modify any representation, warranty or covenant given by Borrower to Lender.
Dated __ March 15, 2021_______.
Westell, Inc.______________________

By: /s/ Timothy Duitsman_____________
Name: Timothy Duitsman_____________
Its: CEO____________________________
By: _______________________________
Name: ____________________________
Its:_________________________

DISBURSEMENT DIRECTION, REQUEST AND AUTHORIZATION
Lender: St. Charles Bank & Trust Company, N.A.
Borrower: Westell, Inc.____________________
Date: March 15, 2021_______________________
Loan Amount: $1,637,522.00_______________
_____________________________________________________________________________
The undersigned hereby authorizes and directs Lender, in its discretion pursuant to the terms of the loan documents (“Loan Documents”) between Lender and the undersigned respecting the Loan, to disburse $1,637,522.00____ of the loan proceeds as set forth below.
     Disbursement    Amount

Disbursement to Borrower’s account with Lender (or account at another institution if agreed to by Lender)	$1,637,522.00
TOTAL:	$ 1,637,522.00

The undersigned, Borrower under the foregoing loan, represents and warrants to Lender that there has been no material adverse change in the undersigned’s financial condition since the date of the latest financial statements delivered by the undersigned to Lender. The undersigned affirms that the representations and warranties contained in the Loan Documents are true and correct as of the date hereof.
The undersigned hereby verifies that he has examined this Disbursement Direction, Request & Authorization and finds it correct and Borrower hereby approves the disbursement of the proceeds of the loan as indicated above and all other charges required to be paid by Borrower from their own funds. The undersigned Borrower accepts this Disbursement Direction, Request & Authorization in full settlement and discharge of all obligations of Lender as of the date hereof, acknowledge receipt of the full amount of the disbursements as of the date hereof to or on behalf of Borrower and certifies that no defense by way of set-off or otherwise exists.
By your signature(s) below, you agree to the terms and acknowledge receipt of a copy of this Disbursement Direction, Request and Authorization.
AGREED AND ACCEPTED:
Westell, Inc._________________________
By: /s/ Timothy Duitsman______________
Name: Timothy Duitsman______________
Its: CEO_____________________________

By: ________________________________
Name: ______________________________
Its:__________________________________